UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  July 23, 2007

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CHDT CORPORATION

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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      FLORIDA

     0-28331              84-1047159

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(State of Incorporation (Commission File Number) (I.R.S. Employer

    or organization)

      Identification No.)

CHINA DIRECT TRADING CORPORATION

(Former name or former address, if changed since last report.)

350 Jim Moran Blvd.

Suite 120

Deerfield Beach, Florida 33442

(Address of principal executive offices)

(954) 252-3440 (Registrant's

telephone number, including area code)

10400 Griffin Road, Suite 109

Cooper City, Florida 33328

(former address of Reporting Company)

Item 7.01 Regulation FD Disclosure.  CHDT Corp. conducted a Web Cast at 10:00 a.m., local Miami time, on July 23, 2007.  The transcript of the Web Cast and the press release announcing the Web Cast are set forth as Exhibits 99.1 and 99.2 to this Report.

In connection with the disclosure set forth in Item 7.01, the information in Item 7.01 of this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including the exhibits attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in Item 7.01 of this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 — Financial Statements and Exhibits

(c)     Exhibits:

Exhibit No.	Description
99.1	Transcript of Web Cast, July 23, 2007
99.2	Press Release, dated July 23, 2007, by CHDT Corporation concerning Web Cast

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 CHINA DIRECT TRADING CORPORATION

 Date:  July 24, 2007

By: /s/ Stewart Wallach

Stewart Wallach Chief Executive

Officer & President